EXHIBIT 99


         906 CERTIFICATION


The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

         (1) The accompanying Annual Report on Form 10-K for the period ended August 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  November 27, 2002                   /s/ Steven M. Caspers
     ----------------------------          -------------------------------------
                                          Executive Vice President and
                                          Chief Financial Officer